United Bankshares, Inc. Third Quarter 2017 Earnings Review October 26, 2017 Exhibit 99.2

Forward-Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management may contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use the words “projects”, “targets”, “intends”, “plans”, “believes,” “expects,” “anticipates” or similar expressions or future or conditional verbs such as “will”, “may”, “might”, “should”, “would” and “could”. These forward-looking statements involve certain risks and uncertainties. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: competitive pressures among depository institutions increase significantly; changes in interest rate environment may adversely affect net interest income; gain on sale margins; loan accretion; prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; general economic conditions, either national or in the states in which United does business, are less favorable than expected; changes in the securities markets; continued diversification of assets and adverse changes to credit quality; any economic slowdown that could adversely affect credit quality and loan originations. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the caption “Risk Factors” of United’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC. October 2017

3Q17 HIGHLIGHTS Net income of $56.7 million with diluted earnings per share of $0.54 Generated return on average assets of 1.19%, return on average equity of 6.89%, and *return on average tangible equity of 13.02% Quarterly dividend of $0.33 per share equates to a yield of 3.6% based upon recent stock price Strong expense control with an efficiency ratio of 51.3% Asset quality and capital position remain sound *Non GAAP measure. Refer to appendix.

EARNINGS SUMMARY Linked Quarter (LQ) LQ Net Income was up $19.7 million to $56.7 million. EPS increased to $0.54 LQ due primarily to a reduction in merger expenses (down $22.6 million) and an increase in net interest income. Net Interest Income increased $14 million due to higher average earnings assets related to the CFNL merger (up $427 million), higher accretion income (up $5.4 million), and an additional day in the quarter. Non Interest Income decreased $2.3 million LQ due to a decline in mortgage banking revenue. The decrease was partially offset by increases in trust & brokerage revenue, deposit service revenues, and bankcard revenues. Non Interest Expense decreased $15.5 million due to a decline of $22.6 million in merger charges. Partially offsetting the decrease was a $2.2 million increase in OREO expense.

PERFORMANCE RATIOS Strong and consistent profitability and expense control. 2Q17 impacted by $23 million in merger expenses. *Non GAAP measure. Refer to appendix.

NET INTEREST INCOME AND MARGIN Net Interest Margin increased from 3.44% to 3.65% LQ. Increase in Net Interest Margin LQ driven primarily by increased loan accretion from the Cardinal acquisition. Loan accretion associated with acquired loans increased to $12.8 million in 3Q17. Scheduled loan accretion for 4Q17 is $7 million, with scheduled accretion of $24 million and $21 million for FY 2018 and FY 2019, respectively. Interest bearing deposits increased 4 bps LQ due mainly to the inclusion of a full quarter of CFNL deposit balances. $ in millions

LOAN SUMMARY LQ decrease in loans driven by above average loan payoffs. Non Owner Occupied CRE to Total Risk Based Capital was approximately 300% at 3Q17 compared to 322% at 3Q16. CRE portfolio continues to perform exceptionally well and remains diversified among underlying collateral types. $ in thousands   3Q17 % of Total LQ Change Owner Occupied CRE $ 1,365 10.4% $ (30) Non Owner Occupied CRE $ 4,686 35.6% $ (16) Commercial $ 1,758 13.4% $ (109) Residential Real Estate $ 3,051 23.2% $ (28) Construction & Land Dev. $ 1,600 12.2% $ (99) Bankcard $ 14 0.1% $ (0) Consumer $ 684 5.2% $ 28 Total Gross Loans $ 13,157 100.0% $ (254)

DEPOSIT SUMMARY UBSI continues to have a strong core deposit franchise with almost 30% of the deposit base in Demand Deposits. LQ decline in EOP deposits was mainly due to a decline in brokered CD’s. Brokered CD’s (non-reciprocal) decreased $154 million LQ. $ in thousands   3Q17 % of Total LQ Change Demand Deposits $ 4,134 29.8% $ 121 Interest Bearing Checking $ 2,197 15.8% $ (28) Regular Savings $ 1,064 7.7% $ (14) Money Market Accounts $ 3,769 27.2% $ 85 Time Deposits < $100,000 $ 821 5.9% $ (45) Time Deposits > $100,000 $ 1,890 13.6% $ (214) Total Deposits $ 13,875 100.0% $ (96)

CREDIT QUALITY End of Period Balances (000s) 6/30/17 9/30/17 Non Accrual Loans $96,679 $100,016 90-Day Past Due Loans $8,489 $22,249 Restructured Loans $49,037 $46,132 Total Non Performing Loans $154,205 $168,397 Other Real Estate Owned $28,157 $26,826 Total Non Performing Assets $182,362 $195,223 Non Performing Loans / Loans 1.15% 1.28% Non Performing Assets / Total Assets 0.96% 1.02% Credit quality remains solid. LQ increase in 90+ past due loans is related to one loan with no anticipated loss. Expect to see a decrease in NPA’s in 4Q17.

CAPITAL RATIOS & PER SHARE DATA End of Period Ratios / Values 6/30/17 9/30/17 Common Equity Tier 1 Ratio 11.4% 12.0% Tier 1 Capital Ratio 11.4% 12.0% Total Risk Based Capital Ratio 13.6% 14.3% Leverage Ratio 10.4% 10.1% Total Equity to Total Assets 17.0% 17.1% *Tangible Equity to Tangible Assets 9.7% 9.8% Book Value Per Share $30.85 $31.09 *Tangible Book Value Per Share (non GAAP) $16.19 $16.47 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. Tangible Book Value Per Share grew 1.7% LQ and 6.9% annualized. *Non GAAP measure. Refer to appendix.

GEORGE MASON MORTGAGE GMM gain on sale revenue projected at approximately $88 million for 2018 with income before tax projected at approximately $5 million for 2018. Results could vary significantly from projections depending upon market conditions. GMM (000s) 2Q17 3Q17 Applications $1,367,000 $1,064,000 Loans Originated $786,318 $858,625 Loans Sold $710,097 $887,711 Purchase Money % 87% 81% Realized Gain on Sale Margin 2.96% 2.75% Locked Pipeline (EOP) 387,710 245,986 Total Income $22,483 $19,900 Total Expense $18,708 $24,036 Income Before Tax $3,775 $(4,136) Net Income After Tax $2,482 $(2,804) The impact from ASC 815 (formerly SAB 109) on a pretax basis was $1.0 million in 2Q17 and $(4.5) million in 3Q17.

2017 / 2018 OUTLOOK Loans & Deposits: Expect 4Q17 portfolio loan growth to be soft. Annual loan and deposit growth rate in 2018 expected in the low to mid single digits. Net Interest Margin: Stable core NIM (excluding purchase accounting related loan accretion). Asset Quality: Stable asset quality metrics. Anticipate NPA’s will decline in 4Q17. Tax Rate: 2018 Tax Rate estimated at approximately 34%. The outlook below reflects a continuation of the current economic climate, interest rate environment, and corporate tax rate structure. Our outlook may change if the expectations for these items varies from current expectations.

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Reconciliation of non-GAAP Items October 2017 (dollars in thousands) 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $41,479 $39,106 $38,809 $37,059 $56,738 (B) Number of Days in the Quarter 92 92 90 91 92 Average Total Shareholders' Equity (GAAP) $2,036,036 $2,074,811 $2,256,483 $3,016,789 $3,265,542 Less: Average Total Intangibles (891,973) (890,820) (886,231) (1,309,865) (1,537,137) (C) Average Tangible Equity (non-GAAP) $ 1,144,063 $1,183,991 $1,370,252 $1,706,924 $1,728,405   Formula: [(A) / (B)]*365   (C) Return on Average Tangible Equity (non-GAAP) 14.38% 13.10% 11.49% 8.71% 13.02%

Reconciliation of non-GAAP Items (cont.) October 2017 (dollars in thousands)    6/30/2017 9/30/2017     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 19,035,600 $ 19,129,978     Less: Total Intangibles (GAAP) (1,538,640) (1,535,133)     Tangible Assets (non-GAAP) $ 17,496,960 $ 17,594,845         Total Shareholders' Equity (GAAP)   $ 3,237,421 $ 3,263,843     Less: Total Intangibles (GAAP)   (1,538,640) (1,535,133)   Tangible Equity (non-GAAP)   $ 1,698,781 $ 1,728,710   Tangible Equity to Tangible Assets (non-GAAP)   9.7% 9.8%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 3,237,421 $ 3,263,843   Less: Total Intangibles (GAAP) (1,538,640) (1,535,133)   Tangible Equity (non-GAAP) $ 1,698,781 $ 1,728,710   ÷ EOP Shares Outstanding (Net of Treasury Stock) 104,946,351 104,983,126   Tangible Book Value Per Share (non-GAAP) $16.19 $16.47